                                                                    EXHIBIT 99.2

                             CROSS OPTION AGREEMENT

NEITHER THIS CROSS OPTION AGREEMENT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE; THEREFORE, THIS CROSS OPTION AGREEMENT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, IF ANY, MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON DELIVERY TO TWISTER OR TANGO, AS THE CASE MAY BE, OF AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO TWISTER OR TANGO, AS THE CASE MAY BE, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

         This CROSS OPTION AGREEMENT (the "Agreement") is entered into July 30, 1997, by and among Alternative Living Services, Inc., a Delaware corporation ("Tango"), and Sterling House Corporation, a Kansas corporation ("Twister").

                              W I T N E S S E T H:

         WHEREAS, concurrently with the execution of this Agreement, Tango, Merger Sub and Twister are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"; capitalized terms used but not defined herein shall have the same meaning assigned to such terms in the Merger Agreement), pursuant to which Tango proposes to combine with Twister by means of a merger (the "Merger") of Merger Sub with and into Twister in which (a) each issued and outstanding share of common stock, no par value, of Twister (the "Twister Common Stock"), other than shares of Twister Common Stock that are owned by Twister as treasury stock, shall automatically be converted into the right to receive 1.0 shares (the "Exchange Ratio") of the common stock, $.01 par value, of Tango; (b) the issued and outstanding shares of the common stock, $.01 par value, of Merger Sub shall be converted into one hundred (100) shares of fully paid and nonassessable shares of common stock, no par value, of the Surviving Corporation; and (c) each option to purchase Twister Common Stock outstanding as of the Effective Time shall be assumed by Tango as provided in
Section 5.7 of the Merger Agreement; and

         WHEREAS, as a condition to the willingness of the parties to enter into the Merger Agreement and incur expenses and expend time and effort in connection with the Merger Agreement and transactions contemplated thereby, Tango has required that Twister agree, and Twister has agreed, among other things, to grant to Tango the Twister Option (as hereinafter defined), and Twister has required that Tango agree, and Tango has agreed, among other things, to grant to Twister the Tango Option (as hereinafter defined), in each case in accordance with the terms of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and in the Merger Agreement and intending to be legally bound hereby, the parties hereto hereby agree as follows:


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                                    ARTICLE I
                            THE TWISTER STOCK OPTION

         1.1 Grant of Twister Stock Option. Twister hereby grants to Tango an irrevocable option (the "Twister Stock Option") to purchase, subject to the terms hereof 1,003,344 fully paid and non-assessable shares (the "Twister Option Shares") of Twister Common Stock at a purchase price of $18.25 per Twister Option Share (the "Twister Stock Purchase Price") in the manner set forth in Sections 1.2, 1.3 and 1.4 hereof; provided, however, that in no event shall the number of shares of Twister Common Stock for which the Twister Stock Option is exercisable exceed 19.9% of the number of shares of Twister Common Stock outstanding before the exercise of the Twister Stock Option. The number of shares of Twister Common Stock that may be received upon the exercise of the Twister Stock Option and the Twister Stock Purchase Price are subject to adjustment as set forth herein.

         1.2  Exercise of Twister Stock Option.

              (a) The Twister Stock Option may be exercised by Tango, in whole or in part, at any time or from time to time after the Merger Agreement becomes terminable or is terminated by Tango or Twister under circumstances which could entitle Tango to termination fees under Section 7.2(b) of the Merger Agreement (regardless of whether the Merger Agreement is actually terminated or whether there occurs a closing of any Third Party Transaction), any such event by which the Twister Stock Option becomes exercisable being referred to herein as a "Tango Triggering Event." In the event Tango wishes to exercise all or any part of the Twister Stock Option, Tango shall deliver to Twister a written notice (a "Tango Exercise Notice," with the date of the Twister Exercise Notice being hereafter called the "Twister Notice Date") notifying Twister of its exercise of the Twister Stock Option and specifying the number of Twister Option Shares to be purchased. The closing of such exercise of the Twister Stock Option (a "Twister Option Closing") shall occur at a place, and on a date (not earlier than three nor later than 30 business days from the Twister Notice Date) and at a time designated by Tango in the Tango Exercise Notice. The Twister Stock Option shall terminate upon the earlier of: (i) the Effective Time; (ii) the termination of the Merger Agreement in accordance with its terms (other than upon or during the continuance of a Tango Triggering Event); or (iii) 365 days following any termination of the Merger Agreement upon or during the continuation of a Tango Triggering Event (or, if, at the expiration of such 365 day period the Twister Stock Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, ten business days after such impediment to exercise shall have been removed or shall have become final and not subject to appeal, but in no event under this clause (iii) later than June 30, 1998). Notwithstanding the foregoing, the Twister Stock Option may not be exercised if Tango is in (i) breach of any of its representations or warranties in this Agreement or in the Merger Agreement which are qualified with respect to a Material Adverse Effect on Tango or materiality, (ii) material breach of any of its representations or warranties

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in this Agreement or the Merger Agreement that are not so qualified, or (iii)
material breach of any of its covenants or agreements contained in this Agreement or in the Merger Agreement.

              (b) Upon receipt of a Tango Exercise Notice, Twister shall be obligated to deliver to Tango a certificate or certificates evidencing the Twister Option Shares, in accordance with the terms of this Agreement, on the later of (i) the date specified in the Tango Exercise Notice or (ii) the first business day on which the conditions specified in Section 1.3 shall be satisfied.

         1.3 Conditions to Delivery of the Twister Option Shares. The right of Tango to exercise the Twister Stock Option and the obligation of Twister to deliver the Twister Option Shares upon any exercise of the Twister Stock Option is subject to the following conditions:

              (a) Such delivery would not in any material respect violate, or otherwise cause the material violation of, any material law, including, without limitation, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "HSR Act") applicable to such exercise of the Twister Stock Option and the delivery of the Twister Option Shares; and

              (b) There shall be no preliminary or permanent injunction or other order by any court of competent jurisdiction preventing or prohibiting such exercise of the Twister Stock Option or the delivery of the Twister Option Shares in respect of such exercise (and no action or proceeding shall have been commenced or threatened for purposes of obtaining the same).

         1.4 Closings. At any Twister Option Closing, (i) Twister will deliver to Tango a certificate or certificates evidencing the number of Twister Option Shares being purchased in the denominations specified in the Tango Exercise Notice, and, if the Twister Stock Option has been exercised in part, a new Twister Stock Option evidencing the right of Tango to purchase the balance of the Twister Option Shares; and (ii) Tango will pay to Twister the aggregate purchase price for the Twister Option Shares to be purchased by Tango. All payments made by Tango to Twister pursuant to this Section 1.4 shall be made, at the option of Tango, either by wire transfer of immediately available funds or by delivery to Twister of a certified or bank cashier's check or checks payable to or on the order of Twister, in either case in the amount of the Twister Stock Purchase Price multiplied by the number of shares to be purchased.

         1.5 Adjustments Upon Share Issuances, Changes in Capitalization, etc. In the event of any change in Twister Common Stock or in the number of outstanding shares of Twister Common Stock by reason of a stock dividend, split-up, recapitalization, combination, exchange of shares or similar transaction or any other change in the corporate or capital structure of Twister (including, without limitation, the declaration or payment of an extraordinary dividend or cash, securities or other property), the type and number of shares or securities to be issued by Twister upon exercise of the Twister Stock Option shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that Tango shall

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receive upon exercise of the Twister Stock Option the number, and class of shares and voting power represented thereby or other securities or property that Tango would have received in respect of Twister Common Stock if the Twister Stock Option had been exercised immediately prior to such event, or the record date therefor, as applicable, and elected to the fullest extent it would have been permitted to elect, to receive such securities, cash or other property.

         1.6 Legends. The certificate or certificates evidencing the Twister Option Shares acquired upon exercise of the Twister Option Shares shall bear a legend in substantially the following form:

         THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE ISSUER AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

         It is understood and agreed that the above legend will be removed by delivery of substitute certificate(s) without such legend if the holder shall have delivered to Twister a copy of a letter from the staff of the Commission, or an opinion of counsel in form and substance reasonably satisfactory to Twister and its counsel, to the effect that such legend is not required for purposes of the Securities Act.

                                   ARTICLE II
                             THE TANGO STOCK OPTION

         2.1 Grant of Tango Stock Option. Tango hereby grants to Twister an irrevocable option (the "Tango Stock Option") to purchase, subject to the terms hereof 2,586,303 fully paid and non-assessable shares (the "Tango Option Shares") of Tango Common Stock at a purchase price of $21.625 per Tango Option Share (the "Tango Stock Purchase Price") in the manner set forth in Sections 2.2, 2.3 and 2.4 hereof; provided, however, that in no event shall the number of shares of Tango Common Stock for which the Tango Stock Option is exercisable exceed 19.9% of the number of shares of Tango Common Stock outstanding immediately before the exercise of the Tango Stock Option. The number of shares of Tango Common Stock that may be received upon the exercise of the Tango Stock Option and the Tango Stock Purchase Price are subject to adjustment as set forth herein.

         2.2  Exercise of Tango Stock Option.

              (a) The Tango Stock Option may be exercised by Twister, in whole or in part, at any time or from time to time after the Merger Agreement becomes terminable or is

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


terminated by Twister or Tango under circumstances which could entitle Twister to termination fees under Section 7.2(a) of the Merger Agreement (regardless of whether the Merger Agreement is actually terminated or whether there occurs a closing of any Third Party Transaction), any such event by which the Tango Stock Option becomes exercisable being referred to herein as a "Twister Triggering Event." In the event Twister wishes to exercise all or any part of the Tango Stock Option, Twister shall deliver to Tango a written notice (a "Twister Exercise Notice," with the date of the Tango Exercise notice being hereafter called the "Tango Notice Date") notifying Tango of its exercise of the Tango Stock Option and specifying the number of Tango Option Shares to be purchased. The closing of such exercise of the Tango Stock Option (a "Tango Option Closing") shall occur at a place, and on a date (not earlier than three nor later than 30 business days from the Tango Notice Date) and at a time designated by Twister in the Twister Exercise Notice. The Tango Stock Option shall terminate upon the earlier of: (i) the Effective Time; (ii) the termination of the Merger Agreement in accordance with its terms (other than upon or during the continuance of a Twister Triggering Event); or (iii) 365 days following any termination of the Merger Agreement upon or during the continuation of a Twister Triggering Event (or, if, at the expiration of such 365 day period the Tango Stock Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, ten business days after such impediment to exercise shall have been removed or shall have become final and not subject to appeal, but in no event under this clause (iii) later than June 30, 1998). Notwithstanding the foregoing, the Tango Stock Option may not be exercised if Twister is in (i) breach of any of its representations or warranties in this Agreement or in the Merger Agreement which are qualified with respect to a Material Adverse Effect on Twister or materiality, (ii) material breach of any of its representations or warranties in this Agreement or the Merger Agreement that are not so qualified, or (iii) material breach of any of its covenants or agreements contained in this Agreement or in the Merger Agreement.

              (b) Upon receipt of a Twister Exercise Notice, Tango shall be obligated to deliver to Twister a certificate or certificates evidencing the Tango Option Shares, in accordance with the terms of this Agreement, on the later of (i) the date specified in the Twister Exercise Notice or (ii) the first business day on which the conditions specified in Section 1.3 shall be satisfied.

         2.3 Conditions to Delivery of the Tango Option Shares. The right of Twister to exercise the Tango Stock Option and the obligation of Tango to deliver the Tango Option Shares upon any exercise of the Tango Stock Option is subject to the following conditions:

              (a) Such delivery would not in any material respect violate, or otherwise cause the material violation of, any material law, including, without limitation, the HSR Act applicable to such exercise of the Tango Stock Option and the delivery of the Tango Option Shares; and

              (b) There shall be no preliminary or permanent injunction or other order by any court of competent jurisdiction preventing or prohibiting such exercise of the Tango Stock

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



Option or the delivery of the Tango Option Shares in respect of such exercise (and no action or proceeding shall have been commenced or threatened for purposes of obtaining the same).

         2.4 Closings. At any Tango Option Closing, (i) Tango will deliver to Twister a certificate or certificates evidencing the number of Tango Option Shares being purchased in the denominations specified in the Twister Exercise Notice, and, if the Tango Stock Option has been exercised in part, a new Tango Stock Option evidencing the right of Twister to purchase the balance of the Tango Option Shares; and (ii) Twister will pay to Tango the aggregate purchase price for the Tango Option Shares to be purchased by Twister. All payments made by Twister to Tango pursuant to this Section 2.4 shall be made, at the option of Twister, either by wire transfer of immediately available funds, or by delivery to Tango of a certified or bank cashier's check or checks payable to or on the order of Tango, in either case in the amount of the Tango Stock Purchase Price multiplied by the number of shares to be purchased.

         2.5 Adjustments Upon Share Issuances, Changes in Capitalization, etc. In the event of any change in Tango Common Stock or in the number of outstanding shares of Tango Common Stock by reason of a stock dividend, split-up, recapitalization, combination, exchange of shares or similar transaction or any other change in the corporate or capital structure of Tango (including, without limitation, the declaration or payment of an extraordinary dividend or cash, securities or other property), the type and number of shares or securities to be issued by Tango upon exercise of the Tango Stock Option shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that Twister shall receive upon exercise of the Tango Stock Option the number, and class of shares and voting power represented thereby or other securities or property that Twister would have received in respect of Tango Common Stock if the Tango Stock Option had been exercised immediately prior to such event, or the record date therefor, as applicable, and elected to the fullest extent it would have been permitted to elect, to receive such securities, cash or other property.

         2.6 Legends. The certificate or certificates evidencing the Tango Option Shares acquired upon exercise of the Tango Option Shares shall bear a legend in substantially the following form:

         THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE ISSUER AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

         It is understood and agreed that the above legend will be removed by delivery of substitute certificate(s) without such legend if the holder shall have delivered to Tango a copy of a letter from the staff of the Commission, or an opinion of counsel in form and substance

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



reasonably satisfactory to Tango and its counsel, to the effect that such legend is not required for purposes of the Securities Act.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF TWISTER

         Twister hereby represents and warrants to each of Tango as follows:

         3.1 Authority Relative to This Agreement. Twister has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Twister and the consummation by Twister of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Twister, and no other corporate proceedings on the part of Twister are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by Twister and, assuming the due authorization, execution and delivery by Tango, constitutes a legal, valid and binding obligation of Twister, enforceable against Twister in accordance with its terms.

         3.2 Authority to Issue Shares. Twister has taken all necessary corporate action to authorize and reserve and permit it to issue, and at all times from the date hereof until the Twister Stock Option shall no longer be exercisable, shall have reserved, all the Twister Option Shares issuable pursuant to this Agreement, and Twister will take all necessary corporate action to authorize and reserve and permit it to issue all additional shares of Twister Common Stock or other securities which may be issued pursuant to Section 1.5, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, shall be duly authorized, validly issued, fully paid and nonassessable, shall be delivered free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on Tango's voting rights, charges and other encumbrances of any nature whatsoever (other than this Agreement) and shall not be subject to any preemptive rights.

         3.3 No Violation. The execution and delivery of this Agreement by Twister do not, the performance of this Agreement by Twister will not, (i) violate or conflict with any provision of any Laws in effect on the date of this Agreement and applicable to Twister or any Twister Subsidiary or by which any of their respective properties or assets is bound or subject, (ii) require Twister or any Twister Subsidiary to obtain any consent, waiver, approval, license or authorization or permit of, or make any filing with, or notification to, any Governmental Entities, based on laws, rules, regulations and other requirements of Governmental Entities in effect and of the date of this Agreement (other than (a) the filing of a Pre-Merger Notification Report under the HSR Act and the expiration of the applicable waiting period, (b) filings or authorizations required in connection or in compliance with the provisions of the Exchange Act, the Securities Act, the KGCC, the Bylaws of the AMEX or the "takeover" or "blue sky" laws of various states or (c) any other filings and approvals expressly contemplated by this Agreement), (iii) require the consent, waiver, approval, license or authorization of any person (other than Governmental Entities), (iv) violate, conflict with or result in a breach of or the acceleration of any obligation under, or constitute a default (or an event which with notice or the lapse of time or both would become a default) under, or give to others any right of, or result in any, termination, amendment, acceleration or cancellation of, or loss of any benefit or creation of a right of first refusal, or require any payment under, or result in the creation of a lien or other encumbrance on any of the properties or assets of Twister or any Twister Subsidiary pursuant to or under any provision of any indenture, mortgage, note, bond, lien, lease, license, agreement, contract, order, judgment, ordinance, Twister Permit (as defined below) or other instrument or obligation to which Twister or Twister Subsidiary is a party or by which Twister or any Twister Subsidiary or any of their respective properties is bound or subject to, or (v) conflict with or violate the Articles of Incorporation or Bylaws, or the equivalent organizational documents, in each case as amended or restated, of Twister or any of the Twister Subsidiaries, except for any such conflicts or violations described in clause
(i) or breaches, defaults, events, rights of termination, amendment, acceleration or cancellation, payment obligations or liens or encumbrances described in clause (iv) that would not have a Material Adverse Effect on Twister and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not, either individually or in the aggregate, prevent Twister from performing any of its obligations under this Agreement and would not have a Material Adverse Effect on Twister. Neither Twister nor any of its affiliates or associates (as each such term is defined in Section 203 of the DGCL) is, prior to the date hereof, an "interested stockholder" (as such term is defined in Section 203 of the DGCL) of Tango.

         3.4 Investment Intent. Twister is acquiring the Tango Option, and the Tango Option Shares issuable upon any exercise of the Tango Option, for investment for its own account and not with a view to, or for resale in connection with, any distribution within the meaning of the Securities Act.

                                   ARTICLE IV
                              COVENANTS OF TWISTER

         Twister hereby covenants and agrees as follows:

         4.1 Listing; Other Action. (a) If Twister Common Stock or any other securities to be acquired upon exercise of the Twister Option are then listed on the AMEX, Twister, upon the request of Tango, shall, at its expense, promptly file an application to list such shares or other securities on AMEX and will use reasonable best efforts to obtain approval of such listing on the AMEX, subject to notice of issuance, as promptly as practicable.

              (b) Twister shall use its reasonable best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereunder, including, without limitation, using its reasonable best efforts to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities. Without limiting the generality of the foregoing, Twister shall, when required in order to effect the transactions contemplated hereunder, make all filings and submissions under the HSR Act as promptly as practicable.

         4.2 Registration. Upon the request of Tango at any time and from time to time within two (2) years of the first Twister Option Closing, Twister agrees
(i) to effect, as promptly as practicable, up to two registrations under the Securities Act covering any part or all (as may be requested by Tango) of the securities that have been acquired by or are issuable to Tango upon exercise of the Twister Stock Option, and to use its best efforts to qualify such Twister Option Shares or other securities under any applicable state securities laws and
(ii) to include any part or all of the Twister Option Shares or such other securities in any registration statement for common stock filed by Twister under the Securities Act in which such inclusion is permitted under applicable rules and regulations and to use its reasonable best efforts to keep each such registration described in clause (i) effective for a period of not in excess of six (6) months, unless, in the written opinion of counsel to Twister, addressed to Tango and reasonably satisfactory in form and substance to Tango, such registration is not required for the sale and distribution of such securities in the manner contemplated by Tango. If the managing underwriter of a proposed offering of securities by Twister shall advise Twister in writing that, in the reasonable opinion of the managing underwriter, the distribution of the Twister Option Shares requested by Tango to be included in a registration statement concurrently with securities being registered for sale by Twister would adversely affect the distribution of such securities by Twister, then Twister shall, at its option, either (i) include such Twister Option Shares in the registration statement, but Tango shall agree to delay the offering and sale for such period of time as the managing underwriter may reasonably request (provided that Tango may at any time withdraw its request to include the Twister Option Shares in such offering) or (ii) include such portion of the Twister Option Shares in the registration statement as the managing underwriter advises may be included for sale simultaneously with sales by Twister. The registrations effected under this Section 4.2 shall be effected at Twister's expense except for underwriting commissions and discounts and the fees and disbursements of Tango's counsel. With respect to a registration statement which has become effective pursuant to this Agreement, if the Board of Directors of Twister shall determine, in its good faith reasonable judgment, that it is necessary to suspend the availability of such registration statement in light of the existence of any undisclosed acquisition or financing activity or other undisclosed material event, circumstance or condition involving Twister or any subsidiary of Twister, the disclosure of which in any such case could reasonably be expected to materially disadvantage Twister, and the existence of which would render such registration statement inadequate as failing to include material information, then Twister may cause the right of Tango to make dispositions of Twister Option Shares pursuant to such registration statement to be suspended for one or more periods of time not exceeding 90 days in the aggregate as the Board of Directors of Twister determines in its good faith reasonable judgment to be necessary. If Twister determines to suspend the right of the holders pursuant to the immediately preceding sentence, Twister shall deliver a notice to Tango which indicates that such registration statement is no longer usable. Upon the receipt of any such notice, Tango shall forthwith discontinue any sale of Twister Option Shares pursuant to such registration statement and any use of the prospectus contained therein. As soon as the circumstances which resulted in the delivery of any such notice cease to exist, Twister shall promptly notify Tango of such cessation, whereupon Tango may resume making dispositions of Twister Option Shares pursuant to such registration statement. Tango shall provide all information reasonably requested by Twister for inclusion in any registration statement to be filed hereunder. In connection with any registration pursuant to this Section 4.2, Twister and Tango shall provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification and contribution.

         4.3 Distribution. Twister shall acquire the Tango Option Shares for investment purposes only and not with a view to any distribution thereof in violation of the Securities Act, and shall not sell any Tango Option Shares purchased pursuant to this Agreement except in compliance with the Securities Act.

                                    ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF TANGO

         Tango hereby represents and warrants to each of Twister as follows:

         5.1 Authority Relative to this Agreement. Tango has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Tango and the consummation by Tango of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Tango, and no other corporate proceedings on the part of Tango are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by Tango and, assuming the due authorization, execution and delivery by Twister, constitutes a legal, valid and binding obligation of Tango, enforceable against Tango in accordance with its terms.

         5.2 Authority to Issue Shares. Tango has taken all necessary corporate action to authorize and reserve and permit it to issue, and at all times from the date hereof until the Tango Stock Option shall no longer be exercisable, shall have reserved, all the Tango Option Shares issuable pursuant to this Agreement, and Tango will take all necessary corporate action to authorize and reserve and permit it to issue all additional shares of Tango Common Stock or other securities which may be issued pursuant to Section 2.5, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, shall be duly authorized, validly issued, fully paid and nonassessable, shall be delivered free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on Twister's voting rights, charges and other encumbrances of any nature whatsoever (other than this Agreement) and shall not be subject to any preemptive rights.

         5.3 No Violation. The execution and delivery of this Agreement by Tango do not, the performance of this Agreement by Tango will not, (i) violate or conflict with any provision of any Laws in effect on the date of this Agreement and applicable to Tango or any Tango Subsidiary or by which any of their respective properties or assets is bound or subject, (ii) require Tango or any Tango Subsidiary to obtain any consent, waiver, approval, license or authorization or permit of, or make any filing with, or notification to, any Governmental Entities, based on laws, rules, regulations and other requirements of Governmental Entities in effect and of the date of this Agreement (other than (a) the filing of a Pre-Merger Notification Report under the HSR Act and the expiration of the applicable waiting period, (b) filings or authorizations required in connection or in compliance with the provisions of the Exchange Act, the Securities Act, the DGCL, the Bylaws of the AMEX or the "takeover" or "blue sky" laws of various states or (c) any other filings and approvals expressly contemplated by this Agreement), (iii) require the consent, waiver, approval, license or authorization of any person (other than Governmental Entities), (iv) violate, conflict with or result in a breach of or the acceleration of any obligation under, or constitute a default (or an event which with notice or the lapse of time or both would become a default) under, or give to others any right of, or result in any, termination, amendment, acceleration or cancellation of, or loss of any benefit or creation of a right of first refusal, or require any payment under, or result in the creation of a lien or other encumbrance on any of the properties or assets of Tango or any Tango Subsidiary pursuant to or under any provision of any indenture, mortgage, note, bond, lien, lease, license, agreement, contract, order, judgment, ordinance, Tango Permit (as defined below) or other instrument or obligation to which Tango or Tango Subsidiary is a party or by which Tango or any Tango Subsidiary or any of their respective properties is bound or subject to, or (v) conflict with or violate the Certificate of Incorporation or Bylaws, or the equivalent organizational documents, in each case as amended or restated, of Tango or any of the Tango Subsidiaries, except for any such conflicts or violations described in clause
(i) or breaches, defaults, events, rights of termination, amendment, acceleration or cancellation, payment obligations or liens or encumbrances described in clause (iv) that would not have a Material Adverse Effect on Tango and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not, either individually or in the aggregate, prevent Tango from performing any of its obligations under this Agreement and would not have a Material Adverse Effect on Tango. Neither Tango nor any of its affiliates or associates (as each such term is defined in Section 17-1297 of the KGCC) is, prior to the date hereof, an "interested shareholder" (as such term is defined in Section 17-12,100 of the KGCC) of Twister.

         5.4 Investment Intent. Tango is acquiring the Twister Option, and the Twister Option Shares upon any exercise of the Twister Option, for investment for its own account and not with a view to, or for resale in connection with, any distribution within the meaning of the Securities Act.

                                   ARTICLE VI
                               COVENANTS OF TANGO

         Tango hereby covenants and agrees as follows:

         6.1 Listing; Other Action. (a) If Tango Common Stock or any other securities to be acquired upon exercise of the Tango Option are then listed on the AMEX, Tango, upon the request of Twister, shall, at its expense, promptly file an application to list such shares or other securities on AMEX and will use reasonable best efforts to obtain approval of such listing on the AMEX, subject to notice of issuance, as promptly as practicable.

              (b) Tango shall use its reasonable best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereunder, including, without limitation, using its reasonable best efforts to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities. Without limiting the generality of the foregoing, Tango shall, when required in order to effect the transactions contemplated hereunder, make all filings and submissions under the HSR Act as promptly as practicable.

         6.2 Registration. Upon the request of Twister at any time and from time to time within two (2) years of the first Tango Option Closing, Tango agrees (i) to effect, as promptly as practicable, up to two registrations under the Securities Act covering any part or all (as may be requested by Twister) of the securities that have been acquired by or are issuable to Twister upon exercise of the Tango Stock Option, and to use its best efforts to qualify such Tango Option Shares or other securities under any applicable state securities laws and (ii) to include any part or all of the Tango Option Shares or such other securities in any registration statement for common stock filed by Tango under the Securities Act in which such inclusion is permitted under applicable rules and regulations and to use its reasonable best efforts to keep each such registration described in clause (i) effective for a period of not in excess of six (6) months, unless, in the written opinion of counsel to Tango, addressed to Twister and reasonably satisfactory in form and substance to Twister, such registration is not required for the sale and distribution of such securities in the manner contemplated by Twister. If the managing underwriter of a proposed offering of securities by Tango shall advise Tango in writing that, in the reasonable opinion of the managing underwriter, the distribution of the Tango Option Shares requested by Twister to be included in a registration statement concurrently with securities being registered for sale by Tango would adversely affect the distribution of such securities by Tango, then Tango shall, at its option, either (i) include such Tango Option Shares in the registration statement, but Twister shall agree to delay the offering and sale for such period of time as the managing underwriter may reasonably request (provided that Twister may at any time withdraw its request to include the Tango Option Shares in such offering) or (ii) include such portion of the Tango Option Shares in the registration statement as the managing underwriter advises may be included for sale simultaneously with sales by Tango. The registrations effected under this Section 4.2 shall be effected at Tango's expense except for underwriting commissions and discounts and the fees and disbursements of Twister's counsel. With respect to a registration statement which has become effective pursuant to this Agreement, if the Board of Directors of Tango shall determine, in its good faith reasonable judgment, that it is necessary to suspend the availability of such registration statement in light of the existence of any undisclosed acquisition or financing activity or other undisclosed material event, circumstance or condition involving Tango or any subsidiary of Tango, the disclosure of which in any such case could reasonably be expected to materially disadvantage Tango, and the existence of which would render such registration statement inadequate as failing to include material information, then Tango may cause the right of Twister to make dispositions of Tango Option Shares pursuant to such registration statement to be suspended for one or more periods of time not exceeding 90 days in the aggregate as the Board of Directors of Tango determines in its good faith reasonable judgment to be necessary. If Tango determines to suspend the right of the holders pursuant to the immediately preceding sentence, Tango shall deliver a notice to Twister which indicates that such registration statement is no longer usable. Upon the receipt of any such notice, Twister shall forthwith discontinue any sale of Tango Option Shares pursuant to such registration statement and any use of the prospectus contained therein. As soon as the circumstances which resulted in the delivery of any such notice cease to exist, Tango shall promptly notify Twister of such cessation, whereupon Twister may resume making dispositions of Tango Option Shares pursuant to such registration statement. Twister shall provide all information reasonably requested by Tango for inclusion in any registration statement to be filed hereunder. In connection with any registration pursuant to this Section 6.2, Tango and Twister shall provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification and contribution.

         6.3 Distribution. Tango shall acquire the Twister Option Shares for investment purposes only and not with a view to any distribution thereof in violation of the Securities Act, and shall not sell any Twister Option Shares purchased pursuant to this Agreement except in compliance with the Securities Act.

                                   ARTICLE VII
                                  MISCELLANEOUS

         7.1 Expenses. Except as expressly provided herein to the contrary, each party hereto will pay all of its expenses in connection with the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of its counsel and other advisors.

         7.2 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or facsimile, by registered or certified mail (postage prepaid, return receipt requested), or by a nationally recognized courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or, if sent by telecopy or facsimile, to the parties at the telecopier numbers specified below:

         If to Tango:             Alternative Living Services, Inc.
                                  450 N. Sunnyslope Road, Suite 300
                                  Brookfield, Wisconsin  53005
                                  Attention:  William F. Lasky
                                  Telecopier:  (414) 789-6677

         With copies to:          Rogers & Hardin LLP
                                  2700 International Tower, Peachtree Center
                                  229 Peachtree Street, N.E.
                                  Atlanta, Georgia  30303
                                  Attention:  Alan C. Leet, Esq.
                                  Telecopier:  (404) 525-2224

         If to Twister:           Sterling House Corporation
                                  453 S. Webb Road, Suite 500
                                  Wichita, Kansas  67207
                                  Attention:  Timothy J. Buchanan
                                  Telecopier:  (316) 684-8948

         With copies to:          Stroock & Stroock & Lavan LLP
                                  2029 Century Park East, Suite 1800
                                  Los Angeles, California  90067
                                  Attention: Richard S. Forman, Esq.
                                  Telecopier:  (310) 556-5959

         and                      Klenda, Mitchell, Austerman & Zuercher, L.L.C.
                                  1600 Epic Center
                                  301 N. Main Street
                                  Wichita, Kansas  67202
                                  Attention: Jeffrey D. Peier, Esq.
                                  Telecopier:  (316) 267-0333


         7.3 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

         7.4 Assignment. This Agreement shall not be assigned by operation of law or otherwise.

         7.5 Governing Law. This Agreement, and all matters relating hereto, shall be governed by, and construed in accordance with the laws of the State of Delaware without giving effect to the principles of the laws thereof.

         7.6 Injunctive Relief. The parties agree that in the event of a breach of any provision of this Agreement irreparable damage would occur, the aggrieved party would be without an adequate remedy at law and damages would be difficult to determine. The parties therefore agree that in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of such provision. By seeking or obtaining such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled at law or in equity.

         7.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

         7.8 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

         7.9 Further Assurances. Each party hereto will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated by this Agreement.

         7.10 Third Party Beneficiaries. Nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy or claim under or by reason of this Agreement or any provision contained herein.

         7.11 Amendment and Modification. This Agreement may be amended, modified and supplemented only by a written document executed by Tango and Twister.

         IN WITNESS WHEREOF, Tango and Twister have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                          "TANGO"
                                          ALTERNATIVE LIVING SERVICES, INC.

                                          By: /s/ William F. Laskey
                                              ----------------------------
                                                  Name: William F. Laskey
                                                  Title: President and CEO

                                          "TWISTER"
                                          STERLING HOUSE CORPORATION

                                          By: /s/ Timothy J. Buchanan
                                              ----------------------------
                                                  Name: Timothy J. Buchanan
                                                  Title: Chief Executive Officer